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                                                                   Exhibit 99.3

                          EQUITABLE PRODUCTION COMPANY
                        Operational and Financial Report
               All Quarters for the Year Ending December 31, 2000
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                                                             MAR 31        JUN 30         SEPT 30       DEC 31          YTD
                                                             ------        ------         -------       ------          ---
     OPERATIONAL DATA (EXCLUDING GULF OPERATIONS)

Production:
Net equity sales, natural gas and equivalents (mmcfe)        14,539         19,709         16,943        15,165          66,356
Average (well-head) sales price ($/mcfe)                    $  2.57       $   3.01        $  3.14       $  3.51       $    3.06

Monetized sales (mmcfe)                                       2,854          2,845          2,821         2,585          11,105
Average (well-head) sales price ($/mfce)                    $  1.78       $   1.79        $  2.26       $  2.36       $    2.04

Company usage, line loss (mmcfe)                              1,420          1,926          1,509         1,713           6,568

LOE excluding severance tax ($/mcfe)                        $  0.31       $   0.33        $  0.33       $  0.36       $    0.33
Severance tax ($/mcfe)                                      $  0.10       $   0.14        $  0.18       $  0.21       $    0.16
Depletion ($/mcfe)                                          $  0.48       $   0.53        $  0.48       $  0.47       $    0.49

Production Services:
Gathered volumes (mmcfe)                                     18,793         25,543         26,427        21,677          92,440
Average gathering fee ($/mcfe)                              $  0.64       $   0.60        $  0.53       $  0.56       $    0.58
Gathering and compression expense ($/mcfe)                  $  0.26       $   0.27        $  0.25       $  0.31       $    0.27
Gathering and compression depreciation ($/mcfe)             $  0.12       $   0.10        $  0.10       $  0.12       $    0.11

Total operated volumes (mmcfe)                               18,813         24,480         24,499        22,140          89,932
Volumes handled (mmcfe)                                      21,317         28,241         29,042        23,289         101,889
Selling, general and administrative ($/mcfe)                $  0.23       $   0.23        $  0.19       $  0.29       $    0.23
Capital expenditures ($000)                                   9,294         13,841         23,767        37,759          84,661

     FINANCIAL DATA (THOUSANDS)
Revenue from Production                                     $42,472       $ 64,482        $59,525       $59,295       $ 225,774
Services:
     Revenue from Gathering Fees                             11,974         15,204         13,986        12,104          53,268
     Other Revenues                                           2,539          3,791          2,387         1,403          10,120
                                                     --------------------------------------------------------------------------
     Total revenues                                          56,985         83,477         75,898        72,802         289,162

Gathering and compression expense                             4,957          6,863          6,685         6,732          25,237
Lease operating expense (LOE)                                 5,895          7,965          7,019         7,014          27,893
Severance tax                                                 1,898          3,316          3,738         4,151          13,103
Depreciation, depletion and amortization                     13,868         17,633         13,084        12,590          57,175
Selling, general and administrative expense                   4,846          6,712          5,126         6,786          23,470
Exploration and dry hole expense                                486          1,929            261           220           2,896
Strike related expenses                                          --             --             --        18,694          18,694
                                                     ----------------------------------------------------------------------------
     Total operating expenses                                31,950         44,418         35,913        56,187         168,468

Equity from nonconsolidated investments                          --             --             --           167             167
Other Income/(Expense)                                           --         (6,951)            --            --          (6,951)
                                                     ----------------------------------------------------------------------------
Earnings before interest and taxes (EBIT)
     from East operations                                    25,035         32,108         39,985        16,782         113,910
                                                     ----------------------------------------------------------------------------

EBIT from Gulf operations                                     6,426             --             --            --           6,426
                                                     ----------------------------------------------------------------------------
Earnings before interest and taxes (EBIT)                   $31,461       $ 32,108        $39,985       $16,782       $ 120,336
                                                     ============================================================================
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